NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlueprintSM Managed Growth Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated July 10, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The tables under the headings “Portfolio Management - Portfolio Managers” on pages 8, 15, 21 and 29 of the Prospectus are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017

Volatility Overlay
Michael Charron, CFA, FRM	Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023

2.
The NVIT GS Large Cap Equity Insights Fund is renamed the “NVIT GS Large Cap Equity Fund.” The reference to the Fund’s former name in the first table on page 33 of the Prospectus is replaced accordingly.

3.	The first paragraph under the heading “Fund Management – Subadviser” on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of the assets in each Fund’s Volatility Overlay in accordance with the Fund’s investment objective and strategies. With regard to each Fund’s Volatility Overlay, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations. The subadviser is also responsible for maintaining all outstanding margin accounts and, to the extent not managed by NFA, residual cash, and for monitoring the value of each Fund’s futures positions. NFA pays the subadviser from the management fee it receives from each Fund.

4.	The information relating to the “NWAM” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

Michael Charron, CFA, FRM; Thomas Christensen and Joseph Hanosek, are jointly responsible for derivatives trading and execution for each Fund’s Volatility Overlay.

Mr. Charron joined Nationwide Mutual, the parent company of NWAM, in 2014. He is an Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.

Mr. Christensen joined Nationwide Mutual, the parent company of NWAM, in 2005. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.

Mr. Hanosek joined Nationwide Mutual, the parent company of NWAM, in 1999. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.

5.	The sixth paragraph under the “U.S. Stocks” section of the Appendix on page 61 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT GS LARGE CAP EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of equity investments in large-cap U.S. issuers. The Fund consists of two portions, or “sleeves,” managed by the same subadviser. For the first sleeve, the Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. For the second sleeve, the Fund’s subadviser uses a combination of fundamental research and quantitative factors, such as, for example, valuation, profitability and volatility, to seek to advance the sleeve’s risk adjusted returns.

6.	The fifth paragraph under the “International Stocks” section of the Appendix on page 62 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT EMERGING MARKETS FUND seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Some emerging market countries may be considered to be “frontier market” countries, although the Fund will not invest more than 20% of its net assets in frontier market countries.

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